POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby

constitutes and appoints Frederic A. Randall, Jr. and Charles

B. Ammann, as each of them, are true and lawful attorney-in

fact to:

1. execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

United Online, Inc. (the "Company"), any and all Forms 3, 4

and 5 required to be filed by the undersigned in accordance

with Section 16(a) of the Securities Exchange Act of 1934

and the rules thereunder;

2.   do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such

form with the United States Securities and Exchange

Commission and any stock exchange or similar authority; and

3.   take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of such

attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being

understood that the documents executed by such attorney-in

fact on behalf of the undersigned, pursuant to this Power of

Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his

discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be

done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or his

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this Power of Attorney and the rights and

powers herein granted.  The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the

request of the undersigned, is hereby assuming, nor is the

Company hereby assuming, any of the undersigned's

responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,

4 and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 10th day of May 2007.

NEIL P. EDWARDS